Exhibit 99.1

Ebix Statement on Termination of Merger Agreement with Yatra

JOHNS CREEK, GA – June 8, 2020 – Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of On-Demand software and E-commerce services to the insurance, financial, e-governance and healthcare industries, today issued a statement in response to the termination of the merger agreement with Yatra.

On May 14, 2020, Yatra Online, Inc., a Cayman Islands exempted company limited by shares (“Yatra”), entered into an agreement (the “Fourth Extension Agreement”) with Ebix, Inc. (“Ebix”) extending the outside date of the Merger Agreement (the “Merger Agreement”), dated July 16, 2019, by and between Yatra, Ebix and EbixCash Travels Inc., a direct, wholly-owned subsidiary of Ebix (“Merger Sub”) to June 4, 2020 (the “Outstide Date”). The Merger Agreement contained certain termination rights for Ebix and Yatra, including, among others, the right of either party to terminate the Merger Agreement if the Merger has not been consummated on or prior to the Outside Date. The Outside Date was extended to June 4, 2020 in order to provide the parties with time to determine whether they could reach mutual agreement on an amendment of certain terms of the Merger Agreement.

After the expiration of the Outside Date and the failure of the two parties to agree on the terms of an amended Merger Agreement by the Outside Date, Yatra terminated the Merger Agreement on June 5, 2020 and filed suit against Ebix in the Delaware Court of Chancery for breach of contract.

Ebix worked diligently to fulfill its obligations under the Merger Agreement and thus strongly disagrees with the allegations set forth in the complaint. Ebix intends to enforce all of its rights under the Merger Agreement, and is currently considering all options, including a countersuit against Yatra, on account of multiple breaches of the Merger Agreement.

About Ebix, Inc.

With 50+ offices across 6 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide On-Demand software and E-commerce services to the insurance, financial, healthcare and e-learning industries. In the Insurance sector, Ebix’s main focus is to develop and deploy a wide variety of insurance and reinsurance exchanges on an on-demand basis, while also providing Software-as-a-Service (“SaaS”) enterprise solutions globally in the area of CRM, front-end & back-end systems, outsourced administration and risk compliance services.

With a “Phygital” strategy that combines 320,000 physical distribution outlets in many Southeast Asian Nations (“ASEAN”) countries, to an Omni-channel online digital platform, the Company’s EbixCash Financial exchange portfolio encompasses leadership in the areas of domestic & international money remittance, foreign exchange (Forex), travel, pre-paid & gift cards, utility payments, and lending, wealth and asset management solutions and services in India and other markets. EbixCash’s Forex operations have emerged as a leader in India’s airport Foreign Exchange business, with operations in 32 international airports, including Delhi, Mumbai, Bangalore, Hyderabad, Chennai and Kolkata. These Forex operations conduct over $4.8 billion in gross transaction value per year. EbixCash’s inward remittance business in India conducts approximately $5 billion gross in annual remittance business, confirming its undisputed leadership position in India. EbixCash, through its travel portfolio of Via and Mercury, is also one of Southeast Asia’s leading travel exchanges, with over 2,200+ employees, a 212,450+ agent network, 25 branches and over 9,800 corporate clients. The EbixCash travel business processes an estimated $2.5 billion in gross merchandise value per year. EbixCash’s technology services Division has emerged as a leader in the areas of lending technology, asset & wealth management technology, and travel technology in India and has grown its international expanse to Europe, Middle East, Africa and other ASEAN countries.

Through its various SaaS-based software platforms, Ebix employs thousands of domain-specific technology professionals to provide products, support and consultancy to thousands of customers on six continents. For more information, visit the Company’s website at www.ebix.com

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “Ebix,” “the Company,” “we,” “our” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” “should,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the ongoing effects of the Covid-19 global pandemic, the risk of an unfavorable outcome of the pending governmental investigations or shareholder class action lawsuits, reputational harm caused by such investigations and lawsuits, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in Australia, UK and India wherein we have significant operations); equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; and international conflict, including terrorist acts.

Given the ongoing market disruption and worldwide lockdowns caused by the COVID-19 pandemic, and related uncertainty on timing and extent of recovery, the Company is withdrawing its COVID-19 related press release issued on Feb.27th 2020 and is not providing fiscal 2020 revenue and earnings guidance at this time.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason.

Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto.

You may obtain our SEC filings at our website, www.ebix.com under the “Investor Information” section, or over the Internet at the SEC’s web site, www.sec.gov.

CONTACT:

Darren Joseph

678 -281-2027 or IR@ebix.com

David Collins or Chris Eddy

Catalyst Global—212-924-9800 or ebix@catalyst-ir.com